SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Accounts receivable (Policies)	Sep. 30, 2025
December 31, 2024
Accounts receivable

Accounts Receivable

Accounts receivable represent amounts due from customers in the ordinary course of business and are recorded at the invoiced amount. Accounts receivable do not bear interest and are presented net of an allowance for doubtful accounts. The Company evaluates the collectability of its accounts receivable and establishes an allowance based on a combination of factors, including historical collection trends and specific information about customer credit risk. When the Company becomes aware of a customer’s inability to meet its financial obligations, a specific allowance for doubtful accounts is recorded. During the year ended December 31, 2024, the Company recognized bad debts of $607 on its accounts receivable.